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                                                                EXHIBIT 10.16(j)



                             SUBSCRIPTION AGREEMENT



                               December 30, 1994


Cinemark Mexico (USA), Inc.
7502 Greenville Avenue
Suite 800-LB9
Dallas, Texas  75231

Attention:  Lee Roy Mitchell, Vice Chairman

          Re:  Subscription for Common Stock of Cinemark Mexico (USA), Inc.

     1. Subscription. Subject to the terms and conditions hereof, the undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase 574,851 shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock"), of Cinemark Mexico (USA), Inc., a Texas corporation (the "Company"), for which the Subscriber agrees to pay a total purchase price of $5,000,000 (the "Purchase Price"). Unless otherwise specifically noted, "dollars" or "$" shall mean United States dollars.

     2. Conditions to the Subscription. The Subscriber understands and agrees that this subscription is made subject to the following terms and conditions.

     (a) The Company reserves the absolute right to reject any or all tenders of the Purchase Price that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to all or any part of the Purchase Price.

     (b) This subscription will terminate on January 31, 1995 unless accepted by the Company before such date. The Subscriber agrees to close the transaction contemplated by this subscription agreement (the "Closing") on December 30, 1994, or on such other date on or before January 31, 1995, specified by the Company (the "Closing Date"). Upon acceptance of this subscription by the Company, the Company will deliver to the Subscriber a copy of this subscription agreement duly executed by the Company.

     3. Payment for the Shares. Upon acceptance of this subscription by the Company, the Subscriber shall be irrevocably and unconditionally obligated to pay to the Company the full amount of the Purchase Price set forth above.





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     4.  Representations and Warranties of the Subscriber.  The Subscriber
understands that this subscription is being conducted pursuant to exemptions from registration provided for in the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws, that it is entering into this subscription agreement without being furnished any offering literature or prospectus, that this transaction has not been approved or disapproved by the Texas State Securities Board or the United States Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state because of the nature of and the small number of persons solicited and the private aspects of the offering, that all documents, records and books pertaining to this investment have been made available to the undersigned and his representatives, including his attorney and/or his accountant, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business, and the Subscriber hereby represents and warrants as follows:

     (a) The Subscriber confirms that (i) it is duly organized, validly existing and in good standing under the laws of the State of Texas; (ii) it has the corporate power and authority to execute, deliver and perform this subscription agreement; (iii) it is able (A) to bear the economic risk of its investment, (B) to hold the Shares for an indefinite period of time; and (C) to afford a complete loss of its investment, and (iv) it is currently a shareholder of the Company.

     (b) The Subscriber confirms that it is an "accredited investor" as defined in Rule 501 under the Securities Act of 1933.

     (c) The Subscriber confirms that, in making this subscription it has relied solely upon independent investigations made by its representative(s), including counsel and other advisors and that it and such representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of this subscription.

     (d) The Subscriber accepts this subscription and the Shares issued hereunder solely for its own personal account, for investment purposes only, and the Shares are not being accepted with a view to or for the resale, distribution, subdivision or fractionalization thereof; the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Shares; the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement; and the undersigned understands the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act (which the Company is not obligated to do) or an exemption form such registration is available.





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     (e)  The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Common Stock and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by the Subscriber in offering the Common Stock without having first registered the same under the Securities Act.

     (f) The Subscriber confirms that it has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with independent tax advisors regarding the tax consequences of investing in the Company.

     (g) The Subscriber has not authorized any broker, dealer, agent or finder to act on his behalf nor does the Subscriber have any knowledge of any broker, dealer, agent or finder purporting to act on its behalf with respect to this transaction.

     (h) The Subscriber consents to the placement of a legend on the Shares and any other document evidencing its acceptance of the subscription, which legend shall be in form substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE ACT OR UNLESS COUNSEL TO THE COMPANY SHALL HAVE RENDERED AN OPINION SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     (i) The Subscriber represents and warrants that it has full legal right, power and authority to enter into this subscription agreement and to purchase the Shares.

     5. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as of the date of the Company's acceptance hereof as follows:

     (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Texas and has the corporate power and authority to own, lease and operate its property and to carry on its business as proposed to be conducted. The Company has delivered to the Subscriber, or made available for Subscriber's inspection, true, complete and correct copies of its Articles of Incorporation and its By-laws, in full force and effect as of the date of the Company's acceptance hereof, which will not be further amended prior to the Closing Date. The Company is duly qualified to do business and is in good standing in all jurisdictions where the nature of its business or the ownership or leasing of property by it requires such qualification.

     (b) Neither the execution and delivery of this subscription agreement, nor the offering, issuance and sale of the Shares, nor the fulfillment of or compliance with the terms and





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provisions of this subscription agreement and the Common Stock will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or require any consent, approval or other action by any court or administrative or governmental body or any other person pursuant to, the Articles of Incorporation or By-laws of the Company, any award of any arbitrator or any agreement (including any agreement with shareholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company is subject. The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Company, any agreement relating thereto or any other contract or agreement (including its Articles of Incorporation) which restricts or otherwise limits the issuance and sale of the Shares.

     6. Transferability. The Subscriber agrees not to transfer or assign this subscription agreement, or any interest herein, and further agrees that the assignment and transfer of the Shares acquired pursuant to this subscription shall be made only in accordance with all applicable laws and shall be restricted by the Shareholders' Agreement.

     7.  Miscellaneous.

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below or to the Company at the address set forth above.

     (b) THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     (c) This subscription agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

     8. Effect of Representations, Warranties and Acknowledgments. The representations, warranties and acknowledgments of Paragraphs 4 and 5 are true and accurate as of the date of this subscription agreement and shall be true and accurate as of the date of delivery of the Shares. Each party hereto acknowledges that the other party is relying upon such representations, warranties and acknowledgments in the sale and delivery of the Shares.





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     9.  Fees and Expenses.  Each party hereto shall be responsible for all fees and expenses incurred by such party in connection with the preparation, execution, delivery and performance of this subscription agreement.



                               CINEMARK II, INC.


                               By: /s/ Jeffrey J. Stedman
                                   -------------------------------------
                               Name: Jeffrey J. Stedman
                               Title:  Vice President


                               Address for Notices:


                               Cinemark II, Inc.
                               7502 Greenville Ave.
                               Suite 800, LB-9
                               Dallas, Texas 75231


This subscription agreement is hereby accepted as of December 30, 1994.


                               CINEMARK MEXICO (USA), INC.


                               By: /s/ Alan W. Stock
                                   -------------------------------------
                               Name: Alan W. Stock
                               Title:  President





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